STEIN ROE MUTUAL FUNDS

SEMIANNUAL REPORT
DEC. 31, 1997

Photo of: abacus

STEIN ROE MONEY MARKET FUND

CASH RESERVES FUND


LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
-------------------------------------------------------------------------------
From the President................................................   1

   Tim Armour's thoughts on the markets and investing

Q&A

   Interview with the portfolio manager and
   a summary of investment activity
   Cash Reserves Fund.............................................   3

Investments.......................................................   7

   A complete list of investments with market values

Financial Statements..............................................   9

   Statement of assets and liabilities, statement of operations and changes in net assets

Notes to Financial Statements.....................................   12

Financial Highlights..............................................   14

   Selected per-share data

General Information...............................................   16

   A guide to products and services




                Must be preceded or accompanied by a prospectus.

From the President
-------------------------------------------------------------------------------
TO OUR SHAREHOLDERS

We are pleased to present this annual report for Stein Roe Cash Reserves Fund. In the following pages, we'll provide you with an overview of economic events that occurred over the past six months and explain how we positioned the Fund to respond to these events.

MONEY MARKET FUNDS KEEP THEIR FOOTING IN ROCKY TERRAIN
Since June, money market rates have sailed on steady waters as interest rates remained unchanged. Early in the reporting period, investors feared a rate increase based on what appeared to be overly strong economic growth. A currency crisis, however, struck Thailand and spread to neighboring markets. The resulting currency crisis affected many Southeast Asian economies and then sparked a surprisingly severe crash in Hong Kong. By October 1997, this sequence of events had finally unnerved investors in the developed countries. The result: sharp declines in all of the major markets.
   The shakeup in foreign markets amplified a seasonal pattern of rising money market yields. At year end, yields typically rise as lenders try to entice buyers who generally would prefer to buy at the start of the new year. As a result of the global market turmoil, foreign issuers and even domestic issuers with foreign exposure were forced to offer even greater yields to attract investors. Consequently, the portfolio's seven-day yield closed at 5.28 percent on Dec. 31, 1997, compared with 4.86 percent on June 30th.
   The situation in Asia has stabilized somewhat, with the International Monetary Fund providing resources to South Korea, and several other governments proposing plans to get their economies to a more healthy state.
   In our opinion, interest rates will likely remain unchanged -- especially now that the markets have calmed down. We may see yields on money market funds decline slightly, however, as year-end lending pressure will soon go away. Nonetheless, we think concern about an inflated and/or uncertain stock market could help maintain and even increase the level of assets flowing into money market funds, particularly as investors seek a relatively safe haven for their investment dollars.

A LAND OF PLENTY
The last several years have proved to be a great golden era for the United States. Unemployment rates are at historic lows. Inflation is tame at roughly 2 percent. The economy is growing steadily. Corporate profits are expanding. Hourly wages are rising. And, for the first time in recent memory, Congress is looking at a possible budget surplus in 1998. As a result, we look forward to a continued strong U.S. economy, and a favorable market environment in 1998.

THE BASICS
Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets -- not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

   Sincerely,

   /s/ Timothy K. Armour
   Timothy K. Armour
   President
   Jan. 29, 199
Photo of: Tim Armour

Q&A
-------------------------------------------------------------------------------
AN INTERVIEW WITH JANE NAESETH, PORTFOLIO MANAGER OF STEIN ROE
CASH RESERVES FUND

                                    FUND DATA
   INVESTMENT OBJECTIVE:
   Seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, banker's acceptances and certificates of deposit.

   FUND INCEPTION:
   Oct. 2, 1976

   TOTAL NET ASSETS:
   $508.8 million
   photo of : Jane Naeseth

Photo of: Jane Naeseth.


Q: HOW DID THE FUND PERFORM?

A: Cash Reserves Fund's return of 2.53 percent for the six-month period ending Dec. 31, 1997, outpaced the 2.47 percent return of the Lipper peer group median, but trailed the 2.57 percent return of the 90-day Treasury Bill Index.

Q: WHAT DO YOU LOOK FOR WHEN YOU'RE SHOPPING FOR AN INVESTMENT?

A: I'm strictly a "best relative value" investor. I don't trade with any specific maturity range in mind. Rather, I look across the spectrum of securities that are available in the money market to find what I think are the best buys. Depending on the yield curve, interest rate horizon and other factors, that could be any mixture of short-term, highly liquid securities:
Treasury bills, issued by the U.S. government; short-term notes, issued by agencies of the government; letters of credit and certificates of deposit, issued by large banks; or commercial paper, issued by large corporations. I've been running this Fund since 1980, so that experience definitely helps.

Q: WHAT HAPPENED DURING THE PERIOD?

A: Stable interest rates allowed us to monitor the market with confidence. Negative global activity added lending pressure near the end of the calendar year. Otherwise, the markets were quiet until the end of the year, when international market volatility and normal year-end lending pressures boosted rates on the seven-day yield to 5.92 percent from 4.86 percent in June. Because of the hyperactive global activity we experienced recently (a result of the meltdown in Asian markets last fall), foreign issuers and even domestic issuers with foreign exposure were forced to offer greater yield payment to attract investors.

Q: WHAT HISTORICALLY HAPPENS AT YEAR END?

A: A boost in rates at year end is typically a result of year-end financing pressures. Borrowing pressure in December drives rates up for January maturities. This pressure usually subsides in January.

Q: HOW DID YOU STRUCTURE THE PORTFOLIO TO TAKE ADVANTAGE OF INFLATED YEAR-END RATES?

A: The Fund's maturity profile is typically shorter at the end of each calendar year, but it can vary depending on when we think the year-end pressures will let up. Currently, some investors seem to think that there is a chance for a Federal Reserve easing move in 1998. We're trying to maintain a short and defensive structure, which should allow us to respond quickly to any changes in the market's attitude in coming months.

Q: YOU HAVE TYPICALLY INVESTED IN MONEY MARKET SECURITIES ISSUED BY FOREIGN BANKS. HAS THE TURMOIL IN JAPAN AND OTHER ASIAN ECONOMIES AFFECTED THE PORTFOLIO?

A: International money market securities became attractive early in the fiscal year as lenders had to offer inflated yields to attract purchasers. We added attractive international holdings at that time, increasing our exposure to 15 percent of the port folio's total net assets by the end of the first quarter. As the international currency crisis gained momentum, we trimmed our international exposure, particularly cutting back any exposure to Japan.

Q: GOING FORWARD, WHAT WILL BE YOUR STRATEGY WHEN INVESTING IN CREDITS BACKED BY FOREIGN ISSUERS?

A: We continue to invest only in international credits rated highly enough to meet our standards -- we invest only in the highest-grade bonds. For example, we still own commercial paper guaranteed by the Bank of Tokyo/Mitsubishi Bank Ltd. (4.3 percent of total net assets) because its global strength allows it to be less affected by its domestic environment. We're keeping our foreign maturities short to stay defensive against market turns.

Q: WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

A: In our opinion, interest rates likely will remain unchanged -- especially now that the markets have calmed down. Based on this belief we plan to keep the Fund in the short- to medium-term maturity range unless we find attractive longer-term purchases.

Q: DISCUSS YOUR STRATEGY FOR 1998.

A: We will continue to look for opportunities to add yield to the portfolio. If interest rates remain neutral, we will attempt to add yield potential by using attractive floaters -- corporate notes with coupons that adjust quarterly with market rates. If economic growth slows enough to make a cut in rates likely, we will shift from floaters to fixed-rate paper that will help us to lock in attractive rates.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-, five-, and 10-year periods ended Dec. 31, 1997, were 5.00 percent, 4.33 percent and 5.42 percent, respectively.

Fund Highlights
-------------------------------------------------------------------------------
                               Cash Reserves Fund
                            SECURITIES TYPE BREAKDOWN
-------------------------------------------------------------------------------
                                              PORTFOLIO            PORTFOLIO
                                            JUNE 30, 1996        JUNE 30, 1997
-------------------------------------------------------------------------------
Commercial Paper                                75.2%                  79.2%
Letter of Credit Commercial Paper                3.6                   10.0
Corporate Notes                                 12.7                    8.2
Federal Agencies                                 5.3                    2.6
Yankee Certificates of Deposit                   3.2                     --

-------------------------------------------------------------------------------
Total                                          100.0%                 100.0%
-------------------------------------------------------------------------------
PIE CHART:
MATURITY
As of June 30, 1996
360+ days       4.2%
90-359 days     5.3%
60-89 days      4.3%
30-59 days      8.6%
15-29 days     46.4%
5-14 days      18.0%
0-4 days       13.2%

As of June 30, 1997
360+ days         0%
90-359 days       0%
60-89 days     11.7%
30-59 days     15.8%
15-29 days     38.5%
5-14 days      33.6%
0-4 days        0.4%

Cash Reserves Fund
-------------------------------------------------------------------------------------
INVESTMENTS AS OF DECEMBER 31, 1997
(DOLLAR AMOUNTS IN THOUSANDS)
(Unaudited)
                                       INTEREST      MATURITY  PRINCIPAL    AMORTIZED
                                    RATE RANGE*    DATE RANGE     AMOUNT         COST
-------------------------------------------------------------------------------------
COMMERCIAL PAPER (89.2%)
AUTOMOTIVE (4.2%)
+Eaton Corp. ..................    5.783-5.974%  1/09-2/04/98    $21,453      $21,363

CHEMICALS (1.2%)
+Monsanto Company..............          6.079        1/16/98      6,000        5,985

CONSULTING SERVICES (4.6%)
CSC Enterprises (gtd. by Computer
   Sciences Co.)...............          5.857        3/13/98     24,000       23,727

ELECTRONICS (1.0%)
+General Signal Corp...........          6.068        1/06/98      5,000        4,996

FINANCIAL SERVICES (54.2%)
   BUSINESS CREDIT INSTITUTIONS (10.6%)
   Finova Capital Corp. .......          5.898        1/21/98     24,000       23,922
   General Motors Acceptance Corp.       6.022        1/21/98      8,000        7,973
   Mitsubishi Motor Credit Corp.
      (gtd. by BOT/Mitsubishi
      Bank Ltd.)...............          6.359        2/09/98     22,000       21,850
                                                                              -------
                                                                               53,745
   MISCELLANEOUS FINANCIAL (43.6%)
   +Asset Securitization Corp.           5.938        1/26/98     20,000       19,918
   Associates Corp. of North America     6.753        1/02/98      2,000        2,000
   Countrywide Home Loans (gtd. by
      Countrywide Credit
      Industries)                  6.257-6.071   1/05-1/09/98     25,000       24,976
   +Eiger Capital..............          5.942        1/28/98     18,636       18,553
   +Enterprise Funding Corp. ..          5.937        1/09/98     19,000       18,975
   +Mitsubishi Elec. Finance...          5.955        2/18/98     24,000       23,812
   +Old Line Funding Corp. ....    5.941-5.948   1/16-1/21/98     25,000       24,926
   +Pooled Assets Receivable Capital     6.155        1/20/98     10,000        9,968
   +Receivables Capital Corp...          5.939        1/15/98     25,000       24,942
   +Thames Asset Global
      Securitization...........          5.880        1/20/98     20,000       19,939
   +Tri-Lateral Capital USA Inc.         7.058        1/15/98     10,000        9,973
   +Windmill Funding Corp......          5.845        1/07/98     24,000       23,977
                                                                              -------
                                                                              221,959
                                                                              -------
TOTAL FINANCIAL SERVICES............................................          275,704

FOOD & BEVERAGE (8.8%)
+Coca-Cola Enterprises.........          5.987        1/22/98     25,000       24,913
Joseph Seagram & Sons..........          5.862        1/12/98     20,000       19,964
                                                                              -------
                                                                               44,877
HEALTH CARE (4.7%)
+American Home Products........          5.789        3/13/98     24,000       23,730

HOTELS (3.3%)
Accor SA (gtd. Banque
   Nationale de Paris).........    5.911-5.822   1/21-3/04/98     17,000       16,865

Cash Reserves Fund CONTINUED
-------------------------------------------------------------------------------------
                                       INTEREST      MATURITY  PRINCIPAL    AMORTIZED
                                    RATE RANGE*    DATE RANGE     AMOUNT         COST
-------------------------------------------------------------------------------------
PETROLEUM (2.0%)
+Exxon Imperial...............          6.026%   1/06/98         $10,000      $ 9,992

RETAIL (1.9%)
Dillard Investment Co. ........         6.122    1/13/98           9,813        9,792

UTILITIES (3.3%)
New England Power Corp. .......         6.514    1/07/98           5,000        4,994
TMI-1 Fuel (gtd. Union Bank
   of Switzerland).............         6.617    1/07/98          12,000       11,987
                                                                              -------
                                                                               16,981
                                                                              -------
TOTAL COMMERCIAL PAPER..............................................          454,012
-------------------------------------------------------------------------------------
VARIABLE RATE NOTES (8.3%)
FINANCIAL SERVICES
+American Honda Finance Corp.
   (gtd. by Honda Motor Co. Inc.)       5.768    4/06/98         22,000        21,999
Morgan Stanley Group Inc. .....         6.000   11/16/98         20,000        20,000
                                                                              -------
TOTAL VARIABLE RATE NOTES...........................................           41,999
-------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (2.6%)
Federal Home Loan Bank
   Callable Note...............   5.750-5.958    1/09/98          8,000         8,000
Student Loan Mortgage Association       5.753    1/08/98          5,000         5,000
                                                                              -------
TOTAL U.S. GOVERNMENT OBLIGATIONS...................................           13,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)..........................................          509,011
OTHER ASSETS, LESS LIABILITIES (-0.1%)..............................             (259)
                                                                              -------
TOTAL NET ASSETS (100.0%)..........................................          $508,752
                                                                             ========
-------------------------------------------------------------------------------------

*The interest rate is the effective rate at the date of purchase except for variable rate notes, for which the interest rate represents the current rate as of the most recent reset date.
+Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1997, the aggregate value of the Fund's private placement securities was $307,961, which represented 60.5% of net assets. None of these are deemed to be illiquid securities.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
-------------------------------------------------------------------------------------
December 31, 1997
(All Amounts in Thousands Except Per-Share Amounts)
(Unaudited)
ASSETS
Investments, at value.............................................      $509,011
Cash .............................................................           732
Receivable for fund shares sold...................................         2,822
Accrued interest receivable.......................................         1,198
Other assets......................................................            94
                                                                       ---------
   Total Assets...................................................       513,857
                                                                       ---------
LIABILITIES
Payable for fund shares redeemed..................................         4,065
Dividends payable.................................................           419
Payable to investment adviser and transfer agent..................           303
Accrued expenses payable..........................................           318
                                                                       ---------
   Total Liabilities..............................................         5,105
                                                                       ---------
   Net Assets.....................................................      $508,752

                                                                       =========
CAPITAL
Paid-in capital...................................................      $508,616
Accumulated net realized gains on investments ....................           136
                                                                       ---------
   Total Capital (Net Assets).....................................      $508,752


                                                                       =========
Shares Outstanding (Unlimited Number Authorized)..................       508,669

                                                                       =========
Net Asset Value (Capital) Per Share..............................         $ 1.00
                                                                       =========

See accompanying notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
For The Six Months Ended
December 31, 1997
(All Amounts in Thousands)
(Unaudited)
INTEREST INCOME..................................................        $13,920
EXPENSES
Management fees..................................................            607
Administrative fees..............................................            606
Transfer agent fees..............................................            364
Printing and postage.............................................            100
SEC and state registration fees..................................             36
Accounting fees..................................................             18
Legal and audit fees.............................................             13
Trustees' fees...................................................             13
Other............................................................             81
                                                                         -------
   Total Expenses................................................          1,838
                                                                         -------
   Net Investment Income.........................................         12,082
                                                                         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............        $12,082
                                                                         =======

See accompanying notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(ALL AMOUNTS IN THOUSANDS)
(Unaudited)
                                                            SIX MONTHS        YEAR
                                                                 ENDED       ENDED
                                                          DECEMBER 31,    JUNE 30,
                                                                  1997        1997
OPERATIONS
Net investment income...................................... $   12,082  $   23,115
                                                            ----------  ----------
   Net Increase in Net Assets Resulting from Operations....     12,082      23,115
                                                            ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income.......................    (12,082)    (23,115)
                                                            ----------  ----------
SHARE TRANSACTIONS
Subscriptions to fund shares...............................    434,609     846,211
Investment income dividends reinvested.....................     10,914      19,881
Redemptions of fund shares.................................   (389,129)   (890,574)
                                                            ----------  ----------
   Net Increase (Decrease) from Share Transactions.........     56,394     (24,482)
                                                            ----------  ----------
   Net Increase (Decrease) in Net Assets...................     56,394     (24,482)
TOTAL NET ASSETS
Beginning of Period........................................    452,358     476,840
                                                            ----------  ----------
End of Period..............................................  $ 508,752   $ 452,358
                                                            ==========  ==========
ANALYSES OF CHANGES IN SHARES OF
  BENEFICIAL INTEREST
Subscriptions to fund shares ..............................    434,609     846,211
Investment income dividends reinvested.....................     10,914      19,881
                                                            ----------  ----------
                                                               445,523     866,092
Redemptions of fund shares.................................   (389,129)   (890,574)
                                                            ----------  ----------

Net increase (decrease) in fund shares.....................     56,394     (24,482)
Shares outstanding at beginning of period..................    452,275     476,757
                                                            ----------  ----------

Shares outstanding at end of period........................    508,669     452,275
                                                            ==========  ==========



See accompanying notes to financial statements.

Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of Stein Roe Cash Reserves Fund (the "Fund"), a series of the Stein Roe Income Trust (a Massachusetts business trust).

INVESTMENT VALUATIONS
The Fund utilizes the amortized cost method to value its investments, which approximates market value. This technique involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50 of 1 percent or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets of the Fund are valued by a method that the Board of Trustees believes represents a fair value.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since the Fund elects to be taxed as a "regulated investment company" and makes such distri butions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares income dividends from net investment income daily and pays these dividends monthly.

OTHER INFORMATION
Realized gains or losses from sales of securities are determined on the specific identified cost basis.
   The Fund attempts to maintain its net asset value per share at $1.00, which it believes will be possible under most conditions.
   The Fund requires issuers of repurchase agreements to transfer the securities underlying the agreements to the Fund's custodian at the time of payment for the repurchase agreement.
   All amounts, except per-share amounts, are shown in thousands.

NOTE 2. PORTFOLIO COMPOSITION
Cash Reserves Fund invests in U.S. dollar-denominated money market instruments maturing in 13 months or less from the time of investment. Under normal market conditions, the Fund will invest at least 25 percent of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, personal credit and business institutions, and other financial services institutions). At December 31, 1997, 62.4 percent of the Fund's total assets were invested in the financial services industry. In addition, at December 31, 1997, 71.1 percent of the Fund's investments were in instruments of entities located in the United States, 15.3 percent were in instruments of Japanese entities and 6.1 percent were in instruments of Swiss entities. Country determination is based on either the location of the issuer or, in the case of those instruments that are guaranteed by another entity, the location of the guarantor.
   See the Fund's schedule of investments for additional information on portfolio composition.

NOTE 3. TRUSTEE'S FEES AND TRANSACTIONS WITH AFFILIATES
The Fund pays monthly management and administrative fees to Stein Roe & Farnham, an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The administrative fee is .25 of 1 percent of the first $500 million of average daily net assets, .20 of 1 percent of the next $500 million, and .15 of 1 percent over $1 billion. The management fee is .25 of 1 percent of average daily net assets.
   The administrative agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.
   The transfer agent fees of the Fund are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as subtransfer agent for the Fund.
   The Adviser also provides the Fund with fund accounting services. For the six months ended December 31, 1997, the Fund incurred fees of $18.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund for the six months ended December 31, 1997, was $13. No remuneration was paid to any other trustee or officer of the Trust.

   NOTE 4. INVESTMENT TRANSACTIONS
Cost of investments of the Fund was the same for financial reporting purposes and federal income tax purposes.

Financial Highlights
-------------------------------------------------------------------------------

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                            SIX
                                                  YEAR   MONTHS
                                                 ENDED    ENDED      YEAR ENDED
                                              DEC. 31, JUNE 30,        JUNE 30,
                                                  1987     1988     1989     1990
                                              -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD...        $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                              -------- -------- -------- --------
   Net investment income...............          0.060    0.032    0.081    0.079
                                              -------- -------- -------- --------
   Distributions from net investment income     (0.060)  (0.032)  (0.081)  (0.079)
                                              -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD.........        $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                              ======== ======== ======== ========
Ratio of expenses to average net assets          0.72%   0.70%*    0.75%    0.76%
Ratio of net investment income to average
   net assets..........................          6.02%   6.36%*    8.13%    7.94%
Total return...........................          6.15%   6.43%*    8.41%    8.20%
Net assets, end of period..............       $962,901 $930,074 $948,018 $949,803

                                                        YEARS ENDED JUNE 30,
                                                  1991     1992     1993     1994
                                              -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD...        $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                              -------- -------- -------- --------
   Net investment income...............          0.068    0.044    0.028    0.028
                                              -------- -------- -------- --------
   Distributions from net investment income     (0.068)  (0.044)  (0.028)  (0.028)
                                              -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD.........        $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                              ======== ======== ======== ========
Ratio of expenses to average net assets          0.78%    0.78%    0.79%    0.79%
Ratio of net investment income to average
   net assets..........................          6.81%    4.40%    2.81%    2.77%
Total return...........................          6.98%    4.49%    2.83%    2.81%
Net assets, end of period..............       $840,525 $711,087 $627,110 $554,713

                                                                              SIX
                                                                           MONTHS
                                                                            ENDED
                                                                         DEC. 31,
                                                                             1997
                                                  1995     1996     1997(UNAUDITED)
                                              -------- -------- -------- --------
NET ASSET VALUE, BEGINNING OF PERIOD...        $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                              -------- -------- -------- --------
   Net investment income...............          0.048    0.050    0.048    0.025
                                              -------- -------- -------- --------
   Distributions from net investment income     (0.048)  (0.050)  (0.048)  (0.025)
                                              -------- -------- -------- --------
NET ASSET VALUE, END OF PERIOD.........        $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                              ======== ======== ======== ========
Ratio of expenses to average net assets          0.76%    0.78%    0.77%    0.76%*
Ratio of net investment income to average
   net assets..........................          4.83%    4.98%    4.80%    4.97%*
Total return...........................          4.96%    5.07%    4.92%    2.53%+
Net assets, end of period..............       $498,163 $476,840 $452,358 $508,752

* Annualized
+ Not Annualized

To Contact Us. . .
-------------------------------------------------------------------------------

BY PHONE 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe Traditional and Roth IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (central time).

STEIN ROE'S FUNDS-ON-CALL
24-HOUR SERVICE LINE
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:

o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

RETIREMENT PLAN ACCOUNTS
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.
  For information on IRA plans, including the new Roth IRA, call us toll free at 800-338-2550.

BY MAIL OR E-MAIL

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900.
   To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

IN PERSON

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Stein Roe investments or provide you infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Income Trust
-------------------------------------------------------------------------------

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and
Director, Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Thomas W. Butch, Executive Vice President
Loren A. Hanson, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Philip J. Crosley, Vice President
Michael T. Kennedy, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Public Accountants

THE STEIN ROE MUTUAL FUNDS

Stein Roe Cash Reserves Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                     Financial Advisors call: 1-800-322-0593
                        Shareholders call: 1-800-338-2550
                                www.steinroe.com

    In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

                Liberty Financial Investments, Inc., Distributor
                                   Member SIPC



                                                                     MM12A 2/98